4810 - 120th Street West, Apple Valley, MN 55124-8628 Telephone:
(952) 994-7651 or Fax: (952) 686-5427



                                                November 11, 2004

ROBERT C. HARVEY
CHAIRMAN OF THE BOARD
     AND
CHIEF EXECUTIVE OFFICER



Dear Shareholder:

You are cordially invited to join us for our Annual Meeting of Shareholders to be held this year on Friday, December 17, 2004, at 11:00 a.m., local time, at the law firm of Faegre & Benson
LLP, 2200 Wells Fargo Center, 90 South Seventh Street,
Minneapolis, Minnesota.

The following notice of meeting identifies each business item for your action. These items and the vote the Board of Directors recommends are:

                    Item                     Recommended Vote

     1.   Election of five directors                        FOR

     2.   Ratification of WIPFLI LLP                        FOR

We have also included a proxy statement that contains more information about these items and the meeting.

Your vote is important. Whether you own a few or many shares of stock, it is important that your shares be represented. If you cannot personally attend, we encourage you to make certain that you are represented at the meeting by voting and signing the accompanying proxy card and promptly returning it in the enclosed envelope.

/s/ Robert C. Harvey

Robert C. Harvey
Chairman of the Board and Chief Executive Officer




                     OAKRIDGE HOLDINGS, INC.

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                  TO BE HELD DECEMBER 17, 2004


TO THE SHAREHOLDERS OF COMMON STOCK
OF OAKRIDGE HOLDINGS, INC.


     NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders of Oakridge Holdings, Inc. (the "Company"), will be held on Friday, December 17, 2004, at 11:00 a.m., local time, at the law firm of Faegre & Benson LLP, 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota. The purposes of the meeting are:

     1. To elect five persons to serve as directors of the Company until the next Annual Meeting of the Shareholders or until their respective successors shall be elected and qualified.

     2. To ratify the appointment of WIPFLI LLP, formerly known as Stirtz Bernards Boyden Surdel & Larter, P.A., as the independent auditors of the Company for the fiscal year ending June 30, 2005, and

     3. To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

The Board of Directors set November 4, 2004, as the record date for the meeting. This means that shareholders of Company's common stock, par value $.10 per share, at the close on that date are entitled to (1) receive notice of the meeting and (2) vote at the meeting and any adjournments or postponements of the meeting. We will make available a list of shareholders of the Company entitled to vote at the meeting for inspection during normal business hours from November 25, 2004 through December 11, 2004, at the offices of Stinar HG, Inc., 3255 Sibley Memorial Highway, Eagan, Minnesota. This list will also be available at the meeting.

                              /s/ Robert B. Gregor

                            By Order of the Board of Directors
                            Robert B. Gregor
                            Secretary

Apple Valley, Minnesota
November 11, 2004



TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THE PURPOSE. IF A SHAREHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.








                     OAKRIDGE HOLDINGS, INC.
                     4810 120TH Street West
               Apple Valley, Minnesota  55124-8628

                         PROXY STATEMENT
               FOR ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD DECEMBER 17, 2004

     The Board of Directors of Oakridge Holdings, Inc. (the "Company") furnishes you with this Proxy Statement to solicit proxies on its behalf to be voted at the 2004 Annual Meeting of Shareholders of the Company. The meeting will be held on Friday, December 17, 2004 at 11:00 a.m., local time, or at any adjournments or postponements of the Annual Meeting. The Annual Meeting will be held at the law firm of Faegre & Benson LLP, 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN.
The proxies also may be voted at any adjournments or postponements of the meeting.
     A shareholder can revoke a proxy by any one of the following three actions: giving written notice to the Secretary of the Company, delivering a later dated proxy or voting in person at the meeting. The mailing address of the principal executive office of the Company is located at 3255 Sibley Memorial Highway, Eagan, Minnesota 55121. The date this Proxy Statement is first being mailed or given to shareholders is November 11, 2004.
     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by the use of mails, certain directors, officers and employees of the Company may solicit proxies by telephone, telegram, electronic mail or personal contact, and have requested brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of stock of the Company. All properly executed written proxies delivered pursuant to this solicitation (and not revoked later) will be voted at the meeting in accordance with the directions given in this proxy. Below is a list of the different votes shareholders may cast at the meeting pursuant to this solicitation.
     - In voting on the election of five directors to serve until the 2005 Annual Meeting of Shareholders, shareholders may vote in one of three ways:
          (1)  in favor of all nominees,
          (2)  withhold votes as to all nominees, or
          (3)  withhold votes as to specific nominees.
     - In voting on the ratification of the appointment of WIPFLI LLP as independent auditors, shareholders may vote in one of the three following ways:
          (1)  in favor of the proposal,
          (2)  against the proposal, or
          (3)  abstain from voting on the proposal.
Shareholders should specify their choice on each matter on the enclosed proxy. If no instructions given, proxies which are signed and returned will be voted FOR the election of all nominees and FOR the proposal to ratify the appointment of WIPFLI LLP.
     The election of directors and all other proposals will require approval by a majority of the votes cast by the holders of the shares of Company's common stock, par value $.10 per share (the "Common Stock"), voting in person or by proxy at the meeting. Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against the matter. Thus, abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote.
     Only holders of Common Stock of record at the close of business on November 4, 2004, are entitled to vote at the meeting or adjournments or postponements of the meeting. Each owner of record on the record date is entitled to one vote for each share of Company Common Stock held. On the record date, 1,431,503 shares of the Company's Common Stock were issued and outstanding. The presence at the Annual Meeting, in person or by proxy, of the holders of 20% of the outstanding shares of Common Stock entitled to vote at the meeting is required for a quorum for the transaction of business. Holders of shares of Common Stock are not entitled to cumulate voting rights.
     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING AND FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED IN THIS PROXY STATEMENT.





                         PROPOSAL NO. 1

                      ELECTION OF DIRECTORS

Board of Directors:

     The By-laws of the Company provide that the Board of Directors (the "Board") will determine the number of directors.
The Board has set its size at five. The Board has nominated the five individuals below to stand for election as directors of the Company at the Annual Meeting.

     Should any of these nominees become unable to serve for any reason, or for good cause will not serve, which is not anticipated, the Board of Directors may designate substitute nominees. If that occurs, the persons named in the enclosed proxy will vote proxies that would otherwise be voted for all named nominees for the election of the substitute nominee or nominees.

Recommendation of the Board of Directors Concerning the Election of Directors

     The Board of Directors of the Company recommends a vote For Robert Harvey, Robert Gregor, Hugh McDaniel, Pamela Whitney and Robert Lindman to hold office until the 2005 Annual Meeting of Shareholders. Proxies received by the Board of Directors will be voted FOR all of the nominees unless shareholders specify a contrary choice in their proxy.

Information about Nominees

     The following information has been furnished to the Company, as of November 11, 2004, by the persons who have been nominated by the Board to serve as directors for the ensuing year.

   Nominees for       Age        Principal Occupation     Director
     Election                                               Since
Robert C. Harvey      53      Chairman of the Board,        1992
                              Chief Executive Officer
                              and Chief Financial
                              Officer of the Company and
                              its wholly owned
                              subsidiaries
Robert B. Gregor      53      V.P. of Sales and             1993
                              Marketing of the Company's
                              wholly owned subsidiary
Hugh McDaniel         65      Real Estate Broker            1992
Pamela Whitney        52      Phillips 66, Inventory        2003
                              Exchange Supervisor
Robert Lindman        61      Retired, former owner of      2003
                              Golden Triangle Forms Co.



Other Information about Nominees

     Except as indicated below, there has been no change in the principal occupation or employment of the nominees during the past five years.

     Mr. Harvey has been the Chairman of the Board, Chief
Executive Officer and Chief Financial Officer of the Company and
Stinar HG, Inc. since November 1992, and a director and President of Oakridge Cemeteries since November 1992.

     Mr. Gregor has been V.P. of Marketing and Sales and Secretary for Stinar H.G. Inc. since January 1, 1999, and prior to joining Stinar HG, Inc. he was Senior Account Executive at
E.F. Johnson Company since 1993.

     Mr. McDaniel is retired Commander of the United States Naval
Reserves and has been a residential real estate broker since
1973.

     Ms. Pamela Whitney has been an Inventory Exchange Supervisor at Phillips 66 since 2000, and prior to joining Phillips 66 was at the CPA firm of Kilpatrick, Luster & Co., PLLC.

     Mr. Robert Lindman is presently retired. Prior to retiring in 2000, Mr. Lindman was the sole owner of Golden Triangle Forms
Co. for 30 years.


Information about the Board and its Committees

     The business and affairs of the Company are managed by the Board, which met one time in person and once by telephone during the fiscal year ended June 30, 2004. All of the directors attended all meetings of the Board. The Board of Directors has established three committees: the Compensation Committee, the Corporate Governance Committee and the Audit Committee, each of which is briefly described below. The Board of Directors has no other committees.

Compensation Committee

     The Compensation Committee reviews and approves the Company's compensation philosophy and programs covering executive officers and key management employees. The Committee also determines compensation of officers and senior employees of the Company (other than the Chief Executive Officer) and makes recommendations to the Board of Directors concerning the compensation of the Chief Executive Officer of the Company. The Compensation Committee also determines any grants of stock or stock options. The Compensation Committee did not meet in fiscal year 2004. The Company's Compensation Committee currently consists of Robert Lindman, Hugh McDaniel and Pamela Whitney.

Corporate Governance Committee

     The Corporate Governance Committee addresses all matters of corporate governance, evaluates qualifications and candidates for positions on the Board, evaluates the performance of the Chief Executive Officer and the Board, and reviews succession plans and senior management performance. The Corporate Governance Committee did not meet in fiscal year 2004 and, as a result, the full Board of Directors nominated the director candidates named in this Proxy Statement. The Company's Corporate Governance Committee currently consists of Robert Lindman, Hugh McDaniel and Pamela Whitney. The Corporate Governance Committee does not have a charter. The Corporate Governance Committee does not have a policy with regard to the consideration of director candidates recommended by shareholders because the size and profile of the Company make it preferable for identification and evaluation of potential candidates to occur on a case-by-case basis.

Audit Committee

     The Audit Committee meets with management to review the scope and results of audits performed by the Company's independent accountants. The Audit Committee also meets with the independent auditors and with appropriate Company financial personnel about internal controls and financial reporting. The Audit Committee is the agent of the Board of Directors in assuring the adequacy of the Company's financial, accounting and reporting control processes. The Audit Committee is also responsible for recommending to the Board of Directors the appointment of the Company's independent accountants. The Audit Committee met once in fiscal year 2004 by telephone and all members of the Audit Committee attended the meeting. The Audit Committee currently consists of Robert Lindman, Hugh McDaniel and Pamela Whitney. The Company's Board of Directors will follow the advice of the Audit Committee on transactions that could have the potential appearance of not being at arms length transaction.

Securityholder Communications

      The Board provides a process for shareholders to send communications to the Board or any of the directors. Shareholders may send written communications to the Board of Directors or specified individual directors by addressing their communication to Chief Executive Officer, Oakridge Holdings, Inc., 4820 - 120th Street West, Apple Valley, Minnesota 55124-8628, by U.S. mail. The communications will be collected by the Chief Executive Officer and delivered, in the form received, to the Board or, if so addressed, to a specified director.

      The Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company's annual meetings of shareholders. The Company has always encouraged its directors to attend its annual meeting of shareholders and expects to continue this policy. In 2003, six Company directors attended the Company's annual meeting of shareholders.

Certain Relationships and Related Transactions

     During fiscal years 2004 and 2003, amounts paid for non-audit compliance services to entities related to the Chief
Executive Officer were $17,420 and $21,447 respectively.

Direction Compensation

     Each non-employee director of the Company is paid a $2,000 annual retainer fee, and all out-of-pocket expenses incurred on behalf of the Company are reimbursed.

Certain Relationships and Related Transactions

     In the ordinary course of business, we may from time to time engage in transactions with other corporations or individuals whose officers or directors are also directors of the Company.
In all cases, these transactions are conducted on an arm's length basis, and none of the transactions requires more specific disclosure under applicable SEC rules and regulations.

Principal Shareholders and Beneficial Ownership of Management

     The following table sets forth information regarding beneficial ownership of Common Stock on November 4, 2004 by each person who is a beneficial owner of more than 5% of the Common Stock issued and outstanding, by each executive officer named in the Summary Compensation Table, by each director and nominee and all officers and directors as a group. The address for all executive officers and directors of the Company is the Company's business address.

            Name                     Number of shares   Percent of
                                       beneficially       Class
                                         owned(1)
Robert C. Harvey*                       432,012(2)         28.0%
Robert B. Gregor*                       197,689(3)         13.0%
Hugh McDaniel*                               5,100          0.3%
Pamela Whitney*                                 --            --
Robert Lindman*                                 --            --
Jerry Kenline                           215,000(4)         14.3%
All directors and executive             634,801(2,3)         41.3%
officers
as a group (5 persons)

* Indicates directors and executive officers.
(1)Unless otherwise noted, all shares shown are held by persons possessing sole voting and investment power with respect to such shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member or a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group.
(2)Includes 70,757 shares held by Mr. Harvey's wife and children in which Mr. Harvey may be deemed to share voting and investment power, but as to which he disclaims beneficial ownership. Includes 110,000 shares that could be acquired upon conversion of a convertible subordinated debenture.
(3)Includes 8,125 shares held by Mr. Gregor's wife and children in which Mr. Gregor may be deemed to share voting an investment power, but as to which he disclaims beneficial ownership. Also, 112,564 are held jointly by Mr. Gregor and his wife. Includes 35,000 shares that could be acquired upon exercise of an option and the conversion of the convertible subordinated debenture.
(4)75,000 of the 215,000 shares total listed in the table are shares that could be acquired upon exercise of the convertible subordinated debenture.



Executive Compensation and Other Benefits

Summary of Cash and Certain Other Compensation

     The following table sets forth the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and each of the other most highly compensated Executive Officers of the Company receiving remuneration exceeding $100,000 in fiscal year 2004.

                   SUMMARY COMPENSATION TABLE
                       Annual Compensation

     Name and       Fiscal                      Other Annual
Principal Position   Year   Salary     Bonus    Compensation
                                                    (3)
Robert C.           2004   $198,400      -           -
Harvey(1)           2003   $189,000      -           -
Chairman of the     2002   $180,000      -           -
Board, Chief
Executive Officer
and Chief
Financial Officer

Robert B.           2004   $149,659      -          $676
Gregor(2)           2003   $121,899      -          $260
Secretary and Vice  2002   $130,946      -          $283
President of
Marketing and
Sales


(1)Mr. Harvey was first employed by the Company as Chairman of the Board and Chief Executive Officer in November 1992.
(2)Mr. Gregor was first employed by the Company as Vice President of Marketing and Sales in January 1, 1999.
(3)Consists of Medical Insurance Payments.



Option Grants and Exercises

  The Company did not grant any options to its executive officers during fiscal year 2004.

                        AGGREGATE OPTION
                  EXERCISES IN LAST FISCAL YEAR
                AND FISCAL YEAR-END OPTION VALUES
                              Number of Shares        Value of
                                 Underlying         Unexercised
                                Unexercised         In-The-Money
                             Options at Fiscal        Options
                                  Year-End        at Fiscal Year-
                                                       End(1)
            Shares
           Acquired   Value
  Name        On      Realiz Exercis  Unexercis  Exercis  Unexercis
           Exercise     ed    able      able       able     able
Robert C.      -        -       -         -         $-       $-
Harvey

Robert B.      -        -    10,000       -         $-       $-
Gregor

 (1)Value is based on the difference between the per share average bid and asked prices of the Company's Common Stock on June 30, 2004 ($0.80 per share) and the exercise price of the options. At June 30, 2004, all options were out-of-the-money.


Employment Agreements

     The Company currently has no employment agreements with its executive officers.

     The Company had a four-year employment agreement contract with Mr. Harvey, the Chairman, Chief Executive Officer and Chief Financial Officer of the Company, effective July 1, 2000. Under the agreement, Mr. Harvey is to receive annual compensation of $180,000, with annual adjustments of 5% yearly and any incentive bonus will be decided by the Board of Directors. A new contract with Mr. Harvey is presently being negotiated.


     PROPOSAL NO. 2 -- RELATIONSHIP WITH AND APPOINTMENT OF
                      INDEPENDENT AUDITORS
     The Board of Directors has selected WIPFLI LLP, independent auditors, to audit the financial statements of the Company for the year ending June 30, 2005 and recommends that the shareholders vote for confirmation of such selection. Confirmation will require the affirmative vote by holders of a majority of shares present in person or represented by proxy, and entitled to vote on the matter.

     Representatives of WIPFLI LLP are expected to be present at the Annual Meeting with opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR
THE RATIFICATION OF THE APPOINTMENT OF WIPFLI LLP AS THE
COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2005.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of the Company's Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Executive officers, directors and greater than 10% beneficial owners are also required to furnish the Company with copies of all Section 16(a) forms they file.

     To the company's knowledge based solely on our review of the forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and persons who own more than 10% of our common stock were complied with in fiscal year 2004.

Audit Committee Report
     The Audit Committee of the Board of Directors consists of three members, Hugh McDaniel, Robert Lindman and Pamela Whitney, all of which are independent as that term is defined in Rule 4200(a) of the National Association of Securities Dealers' Marketplace Rules.

     The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes.
The Board of Directors has adopted a written charter of the Audit Committee, which is attached as Appendix A.

     Management has primary responsibility for the Company's financial statements and the overall reporting process, including its system of internal controls. WIPFLI LLP, the Company's independent auditors, audits the annual consolidated financial statements prepared by management and expresses an opinion on whether those statements fairly present in all material respects our financial position, results of operations and cash flow under generally accepted accounting principles.

     In fulfilling its responsibilities for the review of the Audited Consolidated Financial Statements for the year ended June
30, 2004, the Audit Committee:

          -Reviewed and discussed the audited consolidated financial statements for the year ended June 30, 2004 with management and WIPFLI LLP.
          -Discussed with WIPFLI LLP the matters required to be discussed in Statement of Auditing Standards No. 61 regarding communication with audit committees. -Received written disclosure and the letter from WIPFLI LLP required by Independence Standards Board No. 1 and have discussed with the auditors the auditor's independence.
Based upon this review, the Audit Committee recommended to the full Board of Directors that the Audited Consolidated Financial Statements to be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2004 filed with the Securities and Exchange Commission.
                                      THE AUDIT COMMITTEE
                                      ROBERT LINDMAN
                                      HUGH MCDANIEL
                                      PAMELA WHITNEY


Audit Fees

     Aggregate fees for professional services rendered for the Company by WIPFLI LLP, formerly known as Stirtz Bernards Boyden
Surdel & Larter, P.A., for the years ended June 30, 2004, and
2003, were:

                                           Fiscal       Fiscal
                                            2004         2003

Audit Fees                                 $47,485     $46,070
Audit-Related Fees                            -           -
Tax Fees                                      -           -
All Other Fees                                -           -
     Total                                 $47,485     $46,070

     The Audit Fees for the years ended June 30, 2004, and 2003, were the amounts billed for professional services in connection with the audits of the consolidated financial statements of the Company and Securities and Exchange quarterly (10-QSB) and yearly filings (10-KSB).

     The de minimis exception was not used for any fees paid to by WIPFLI LLP.

     The Audit Committee has considered whether the provision of the above services other than audit services is compatible with maintaining by the independence of WIPFLI LLP.

Preapproval Policies and Procedures

     Rules adopted by the Securities and Exchange Commission in order to implement requirements of the Sarbanes-Oxley Act of 2002 require public company audit committees to pre-approve audit and non-audit services. All auditing services and non-audit services provided by WIPFLI LLP must be preapproved by the Audit Committee. The non-audit services specified in Section 10A(g) of the Securities Exchange Act of 1934 may not be provided by WIPFLI LLP.

     In addition, the Audit Committee has adopted policies and procedures pursuant to which audit, audit-related and tax services, and all permissible non-audit services, are pre-approved by category of service. The policies require the Audit Committee to be informed of each service, and the policies do not include any delegation of the Audit Committee's responsibilities to management.


          SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     The proxy rules of the Securities and Exchange Commission permit shareholders, after timely notice to issuers, to present proposals for shareholder action in issuer proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by issuer action in accordance with the proxy rules. The Company's annual meeting for the fiscal year ending June 30, 2005, is expected to be held on or about December 31, 2005, and proxy materials in connection with that meeting are expected to be mailed on or about November 15, 2005. Except as indicated below, shareholder proposals prepared in accordance with the proxy rules must be received by the Company by July 14, 2005 for inclusion in the proxy statement for the Company's 2005 annual meeting. Any other shareholder proposal must be received by the Company at its principal executive office no later than September 18, 2005 in order to be presented at the 2005 annual meeting of shareholders.


                         OTHER MATTERS

     The management of the Company knows of no matter other than the foregoing to be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have a discretionary authority to vote on the proposal.

     Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item on business. However, if the shares present and entitled to vote on that item of business would not constitute a quorum for the transaction of business at the meeting, then the item must approved by a majority of the voting power of the minimum number of shares that would constitute such a quorum. A shareholder who submits votes by proxy (including, in the case of shares held in street name, votes directly by brokers at their discretion on certain non-controversial matters) but does not vote on a specific item of business is not considered to be present and entitled to vote with respect to such item of business. On the other hand, a shareholder who specifically abstains with respect to an item of business but otherwise gives a proxy authority to vote on the shareholder's behalf will be counted as being present and entitled to vote on such item even though the proxy may not be voted on such item on the shareholder's behalf.


                          MISCELLANEOUS

     THE ANNUAL REPORT OF THE COMPANY FOR THE YEAR ENDED JUNE 30, 2004 IS ENCLOSED HEREWITH. SHAREHOLDERS MAY RECEIVE WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITING TO: CORPORATE SECRETARY, OAKRIDGE HOLDINGS, INC., 3255 SIBLEY MEMORIAL HIGHWAY, EAGAN, MINNESOTA 55121-1697.


                              By Order of the Board of Directors
                              /s/ Robert Gregor
                              Robert Gregor
                              Secretary

November 11, 2004



                                                   EXHIBIT A
                   OAKRIDGE HOLDINGS, INC.
                   AUDIT COMMITTEE CHARTER


Purpose
The Committee will provide assistance to the Board in fulfilling its oversight responsibility to the shareholders and others relating to the integrity of the company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, the Company's compliance with legal and regulatory requirements, and its ethics programs as established by management and the Board, including the Company's Code of Business Conduct. The Committee shall also oversee the independent auditors' qualifications and independence. The Committee will evaluate the performance of the Company's internal controls and independent auditors, including a review and evaluation of the engagement partner. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors and management of the Company.

Committee Membership

The Committee shall be appointed by the Board and shall comprise at least three directors. Each Committee member shall meet the requirements of the Stock Exchange listing standards, and federal laws and regulations, with respect to audit committees, as they may become applicable from time to time, as well as the requirements of the Company's Corporate Governance guidelines. No member may serve on the audit committees of more than two public companies. Committee members may receive no compensation from the Company other than director's fees. All Committee members will be financially literate, and at least one member of the Committee will have accounting or related financial management expertise as determined by the Board. The Board will designate a Chairman for the Committee.

Committee Authority and Responsibilities

The primary responsibility of the Committee is to oversee the Company's financial controls and reporting processes on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements.
The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The Committee may perform such other duties and responsibilities as are consistent with its purpose and as the Board or the Committee deems appropriate.

     1. Independent auditors. The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's shareholders. The Committee shall have the sole authority and responsibility to hire, evaluate and, where appropriate, replace the independent auditors and, in its capacity as a committee of the Board, shall be directly responsible for the appointment, compensation and oversight of the work of the independent auditors. The Committee shall discuss the auditors' independence from management and the Company, including whether the auditors' performance of permissible non-audit services is compatible with their independence. This process will include, at least annually, the Committee's review of the independent auditors' internal control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and the Company. Annually, the Committee will review the qualifications and performance of the Company's current independent auditors and select the Company's independent auditors for the next year, subject to shareholder ratification.

     2. Audit services. The Committee shall discuss with the independent auditors the overall scope and plans for their respective audits including their respective responsibilities. The
     Committee shall approve in advance all audit engagement fees and the terms of all audit services to be provided by the independent auditors.

     3. Permissible non-audit services. The Committee shall establish policies and procedures for the engagement of the independent auditors to provide permissible non-audit services, which shall include pre-approval of permissible non-audit services to be provided by the independent auditors. The Committee shall approve in advance all permissible non-audit services to be provided by the independent auditors.

     4. Review of interim financial statements; earnings releases. The Committee Chairman shall review the interim financial statements, and the Company's disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-QSB. The Committee will discuss the Company's policies and procedures with respect to earnings releases, financial information and earnings guidance provided to analysts and rating agencies. The Committee will discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chairman of the Committee may represent the entire Committee for the purposes of this review.

     5. Review of annual audited financial statements. The Committee Chairman shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-KSB, including (a) their judgment about the quality, not just acceptability, of the Company's accounting principles, including significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (b) the clarity of the disclosures in the financial statements; and
     (c) the Company's disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations, including critical accounting policies.

     The Chairman of the Committee will also review with management and the independent auditors (a) major issues regarding accounting principles and financial statement presentations, including significant changes in the selection or application of accounting principles; (b) major issues regarding the adequacy of internal controls and steps taken in light of material deficiencies; and (c) the effects of alternative accounting methods and regulatory and accounting initiatives on the financial statements. The Chairman of the Committee will discuss the results of the annual audit and any difficulties the independent auditors encountered in the course of their audit work, including any restrictions on the scope of the auditors' activities or on access to requested information, and any significant disagreements with management. The Chairman of the Committee will also discuss any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, and the annual report on internal controls by the Chief Executive Officer and Chief Financial Officer, as received by the independent auditors.

     Based on these reviews, the Committee will make a recommendation to the board as to whether the audited financial statements should be included in the Company's Annual Report on Form 10-KSB.

     6.   Internal controls; disclosure controls and procedures.
     The Committee will review
     and discuss with management, and the independent auditors the Company's internal controls. The
     Committee will review and discuss the Company's disclosure controls and procedures, and the quarterly assessments of such controls and procedures by the Chief Executive Officer and Chief financial Officer.

     7. Complaint procedures. The Committee will establish procedures for handling complaints regarding accounting, internal accounting controls, and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

     8. Compliance programs. The Committee will review and discuss with management, the independent auditors the adequacy and effectiveness of the Company's Code of Business
     Conduct.

     9. Report for inclusion in proxy statement. The Committee shall prepare the report that SEC rules require to be included in the Company's annual proxy statement.

     10. Hiring of auditor personnel. The Committee shall set clear hiring policies with regard to employees and former employees of the independent auditors.

     11. Charter. The Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

     12. Annual performance evaluation. The Committee shall annually review its own performance.

     13. Investigative authority. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company.

Outside Advisors

The Committee with the authority of the chairman of the board shall have the authority to retain such outside counsel, accountants, experts and other advisors as it deems appropriate to assist the Committee in the performance of its functions.

Meetings

The Committee will meet as often as may be deemed necessary or appropriate in its judgment, at least semi-annually each year, and at such times and places as the Committee shall determine. The majority of the members of the Committee shall constitute a quorum. The Committee will meet separately, at least semi-annually, with the independent auditors, and management to discuss any matters that they wish to bring to the Committee's attention.

The Committee shall report to the Board with respect to its meetings, including any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, or the performance of the internal audit function.